Exhibit 5

                                                                         VAA0300

                     Application for LBL Variable Annuities

Lincoln Benefit Life Company
MAIL:
P.O. Box 80469
Lincoln, NE 68501-0469
1-800-865-5237

1. Select       / /B-Share     / /Product Name        / /C-Share     / /L-Share
   Product         7-YR. SC       8-YR. SC               0-YR. SC       3-YR. SC

2. Select  Optional  Benefits

     Optional Benefits are subject to certain age and other restirctions. Additional charges may apply. May not be available in all states or with all products. Refer to the contract, riders and prospectus for more details.

   Living Benefit Rider Options
        Accumulation Benefit (AB)- Select Guarantee Option 1 or 2. Investment restrictions apply. For more information, please refer to the instruction page.

        / / Guarantee Option 1. Choose ONE Model.

           Investment Allocation Model:
           / / Conservative (skip Sections 11a and 11 b)
           / / Moderately Converative (skip Sections 11a and 11b)
           / / Custom Model (skip Section 11a, complete Section 11b)

           Rider Period:_______ years (8-20 years)- Rider maturity date cannot exceed payout start date.

        / / Guarantee Option 2. Choose ONE Model.

           Investment Allocation Model:
           / / Moderate (skip Sections 11a and 11 b)
           / / Moderately Aggressive (skip Sections 11a and 11b)
           / / Custom Model (skip Section 11a, complete Section 11b)

           Rider Period:_______ years (10-20 years)- Rider maturity date cannot exceed payout start date.

   Death Benefit Rider Options-Select all that apply:
   Available for owners, annuitant, and co-annuitant age 0-79.

           / / Maximum Anniversary Value
           / / Annual Increase
           / / Enhanced Earnings Death Benefit
           / / Spousal Protection Benefit (for IRA plans only)-Must complete
               Co-Annuitant information in Section 6.

3. Owner                         Name:                                           SS#/TIN:
   If no Annuitant is            Street Address (no PO Box or c/o)               Date of Birth:     Month       Day     Year
   specified in Section 6,       City           State           Zip              / / Male       / / Female
   the Owner will be             Mailing Address if different from above.        Phone #
   the Annuitant                 City           State           Zip

4. Owner Type                   / / Individual  / / Partnership         / / Charitable Remainder Trust  / / Minor
   All owner types may          / / Corporation/Association             / / Grantor Trust               / / Non Grantor Trust
   not be available for all     / / Tax Exempt/NonProfit Organization   / / Qualified Employer Plan     / / Custodial Account
   products

5. Joint Owner                   Name:                                           SS#/TIN:
   (For Non-Qualified            Street Address (no PO Box or c/o)               Date of Birth:     Month       Day     Year
   Situations Only)              City           State           Zip              / / Male       / / Female
                                 Relationship to Owner                           Phone #

6. Annuitant                     Name:                                           SS#/TIN:
   Complete only if              Street Address (no PO Box or c/o)               Date of Birth:     Month       Day     Year
   different from the            City           State           Zip              / / Male       / / Female
   Owner in Section 3.

   Co-Annuitant                  Name (must be spouse):                          SS#/TIN:
   Complete only if Spousal      Street Address (no PO Box or c/o)               Date of Birth:     Month       Day     Year
   Protection Benefit is         City           State           Zip              / / Male       / / Female
   selected in Section 2.
   (IRA plans only)

7. Benficiary (ies)              Primary Name:                  SS#:              Relationship to Owner:          Percentage:
   Spouse must be the            Address:                       City              State:                          Zip:
   sole primary beneficiary
   if the Spousal Protection     Primary Name:                  SS#:              Relationship to Owner:          Percentage:
   Benefit is selected in        Address:                       City              State:                          Zip:
   Section 2.
                                 Contingent Name(s):            SS#:              Relationship to Owner:          Percentage:
                                 Address:                       City              State:                          Zip:


8. Citizenship                   Are the Owner(s), Annuitant(s), and Beneficiary(ies) U.S. Citizens?    / / Yes  / / No
                                 If no, provide name, citizenship, and residency information for each.

9. Type of Plan                  / / Non-Qualified      / / Traditional IRA     / / SEP-IRA     / / Roth IRA    / / Simple IRA
   (Applying for)                / / TSA-403(b)         / / 401 (k)             / / 401 (a)     / / Other

                                 Tax Year for which IRA contribution is being made:

10a. Purchase Payment (Make check(s) payable to Lincoln Benefit Life Compnay)
     Cash with Appication $______ + Approx. 1035/Transfer $_______ =Total Purchase Payment $ ________
     Source of Payment:         / / Initial     / / Tranfer     / / Rollover
     Planned Subsequent Payments: $             Billing Mode: / / Monthly (*PAM)    / / Quarterly   / / Semi-Annual    / / Annual
     *I authorize the Company to collect $_____, on the due date specified _____(mm/dd), by initiating electronic debit entries to my account.  An initial premium must be received before the program can commence.  ATTACH VOIDED CHECK.

      Signature of Authorized Account Owner:                                    Date:

10b. Allocation of Initial Purchase Payment
     Select D only or any combination of A, B, and C below.  If A, B, and/or C is chosen, percentages allocated among A,B, and/or C must be whole percentages and total 100%.
     A)/ /      %(0-100) of purchase payment allocated to the Variable Sub-account in Section 11b or Asset Allocation Model selected in Sections 2 or 11a.
     B)/ /      %(0-100) of purchase payment allocated to the DCA Account*.  Money will be  transfered in equally monthly installments out of the DCA Account to the Variable Sub-accounts in Section 11b or Asset Allocation Model selected in Section 2 or 11a.  All money must be transfered out of the DCA Account by the end of the selected installment period.

                Select ONE:     / / Six-month DCA Account:Select monthly installments from 3-6 months:
                                / / Twelve-month DCA Account:Select monthly installments from 7-12 months:

     C)/ /      A portion of purchase payment allocated to the Guarantee Period Accounts*.  Not available if Accumulation Benefit was selected in Section 2.

                Portion to allocate to Guarantee Period Accounts**      / / 1-Year Guarantee Period     %
                                                                        / / 3-Year Guarantee Period     %
                                                                        / / 5-Year Guarantee Period     %
                                                                        / / 7-Year Guarantee Period     %
                                                                        / / 10-Year Guarantee Period    %

     D)/ /      Growback Strategy*-A portion of purchase payment allocated to the ______ (3,5,7, or 10) Year Guarantee Period
                Account** and the remainder allocated to the Variable Sub-accounts in Section 11b.  The portion allocated to the
                Guarantee Period Account will grow to an amount equal to the initial purchase payment by the end of the guarantee period, assuming no withdrawals or transfers.  Not available if Accumultaion Benefit was selected in Section 2.

                This strategy may be terminated or modified at any time by the insurer (except in OR and WA) or the owner by providing written notice to the other party or, if investment option balances are inadequate, by executing the requested transfer.  In the unliekly event that another financial transaction request is received on the transfer date, the insurer may delay processing the scheduled transfer if enrolling in Systematic Withdrawals.

                *May not be available in all states or with all products.
                **The 1, 3, 5, 7, and 10-year Guarantee Period Accounts are subject to Market Value Adjustment (MVA).  MVA accounts are not standard fixed accounts and do not have a contractually guaranteed minimum interest rate.  See contract or prospectus for more details.  Guarantee Period Accounts may not be available with all products or in all states.
                MVA may not apply in all states.

11.  Complete either Section 11a or 11b to provide instructions for allocating your initial purchase payment.  Subsequent purchase payments will be allocated according to these instructions unless you notify us of changes.

11a. TrueBalance Asset Allocation Program May not be available in all states or with all products.
     Select ONE of the following Models if you wish to use the TrueBalance Asset Allocation Program to allocate your purchase payment or DCA transfers to the Variable Sub-accounts.  If you have chosen to allocate a portion of your purchase payment to the Guarantee Period Accounts (including the Growback Stategy), the remainder of your purchase payment will be allocated according to the Model you select. If you do not wish to use the TruBalance Asset Allocation Program, skip this section and complete Section 11b.

     If you select the Accumulation Benefit (see Section 2), do not complete this section.

     Select ONE of the following Models:
     / / Conserative    / / Moderately  / / Moderate    / / Moderately  / / Aggressive
                            Conservative                    Aggressive

     By selecting one of these Models, you acknowledge receipt of the TrueBalance Asset Allocation Program materials, which describe each Model, as well as the program's terms and conditions.  Purchase payments will be allocated and transfers will be made automatically among the investment alternatives according to the Model you selected.  These allocations and transfers will reflect current asset allocation recommendations without any further authorizations or instructions by you.  Each Model represents a combination of investments with varying decrees of risk.  The Models do not include the DCA or Guarantee Period
     Accounts.

11b. Investment Choices
     Complete this section if you are NOT using the TrueBalance Asset Allocation Program in Section 11a. Allocations must be whole percentages and add up to 100% (excluding any portion of purchase payment allocated to Guarantee Period Accounts).

     If you are also selecting the Accumulation Benefit (see Section 2), your allocation options may be limited.  Please refer to the instruction page.


Class A                                                                 Class D
Money Market                                                            Global/International
   % PIMCO Money Market Portfolio-Administrative Shares                    % Fidelity VIP Overseas Portfolio-Service Class 2
                                                                           % Janus Aspen Series International Value Portfolio:
                                                                             Service Shares
Class B                                                                    % Oppenheimer Global Securities Fund/VA-Service Shares
   % Fidelity VIP Investment Grade Bond Portfolio-Service                  % Scudder VIT EAFE Equity Index Fund/VA-Class B
     Class 2
   % PIMCO Foreign Bond Portfolio-Administrative Shares                 Large Cap Growth
   % PIMCO Real Return Portfolio-Administrative Shares                     % AIM V.I. Premier Equity Fund-Series II
   % PIMCO Total Return Portfolio-Administrative Shares                    % Alger American Growth Portfolio-Class S
   % Van Kampen LIT Government Portfolio, Class II                         % Fidelity VIP Growth Portfolio-Service Class 2
High Yield Bond                                                            % T. Rowe Price Blue Chip Growth Portfolio-II
   % MFS High Income Series-Service Class                                  % Van Kampen UIF Equity Growth Portfolio, Class II
   % Salomon Brothers Variable High Yield Fund-ClassII                  Mid Cap (Growth)
Specialty                                                                  % AIM V.I. Capital Appreciation Fund-Series II
   % Van Kampen UIF U.S. Real Estate Portfolio, Class II                   % Alger American MidCap Growth Portfolio-Class S
                                                                           % Janus aspen Series Capital Appreciation Portfolio:
                                                                             Service Shares
Class C                                                                    % MFS Investors Growth Stock Series-Service Class
Balanced                                                                   % T. Rowe Price Mid-Cap Growth Portfolio-II
   % Fidelity VIP Asset Manager Portfolio-Servie Class 2                   % Van Kampen LIT Aggressive Growth Portfolio, Class II
   % Janus Aspen Series Balanced Portfolio:Service Shares               Multi Cap
   % LSA Balanced Fund                                                     % Alger American Leveraged AllCap Portfolio-Class S
   % MFS Total Return Series-Service Class                                 % Fidelity VIP Contrafund Portfolio-Service Class 2
Large Cap Blend                                                            % Salomon Brothers Variable All Cap Fund-Class II
   % Janus Aspen Series Risk-Managed Large Cap Core                     Small Cap
     Portfolio:Service Shares                                              % MFS New Discovery Series-Service Class
   % Scudder VIT Equity 500 Index Fund-Class B                             % NFJ Small Cap Value Portfolio
Large Cap Value                                                            % Oppenheimer Main Street Small Cap Fund/VA-Service
   % AIM V.I. Basic Value Fund-Series II                                     Shares
   % Fidelity VIP Equity-Income Portfolio-Service Class 2                  % Scudder VIT Small Cap Index Fund-Class B
   % MFS Investors Trust Series-Service Class                           Speciality
   % MFS Value Series-Service Class                                        % AIM V.I. Dent Demographic Trends Fund-Series II
   % PEA Renaissance Portfolio                                             % PEA Science and Technology Portfolio
   % Salomon Brothers Variable Investors Fund-Class II                     % Rydex Sector Rotation Fund
   % T. Rowe Price Equity Incoem Portfolio-II                              % Van Eck Worldwide Emerging Markets Fund
   % Van Kampen LIT Growth and Income Portfolio, Class II                  % Van Eck Worldwide Hard Assets Fund
Mid Cap (Value)
   % AIM V.I. Mid Cap Core Equity Fund-Series II                           % Total
   % Janus Aspen Series Mid Cap Value Portfolio:Service Shares
Speciality
   % Van Eck Worldwide Absolute Return Fund

12. Special Remarks:     (Attach seperate page if necessary.)

13. Fraud Warnings       The following states require the applicant to
                         acknowledge a fraud warning statement. Please refer to the fraud warning for your state.

Arkansas, District of Columbia, Kentucky, Louisiana, Maine, New Mexico, Ohio, Pennsylvania, Tennessee Anny person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing an materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crimeand subjects such person to criminal and civil penelties.

Arizina Upon your written request we will provide you within a reasonable period of time, reasonable, factual information regarding the benefits and provisions of the annuity contract for which you are applying. If for any reason you are not satisfied with the contract, you may return the contract within twenty days after you receive it. if the contract you are applying for is a variable annuity, you willreceive an amount equal to the sum of (i) the difference between the premiums paid and the amount allocated to any account under the contract and (ii) the Contract Value on the date the returned contract is received by our compnay or our agent.

Colorado It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Services.

Florida Any person who knowingly and with intent to injure, defraud, or deceive any insurer, files a statement of claim or an application containing any false, incomplete, or misleading inforamtion is guilty of a felony of the third degree.

New Jersey Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

14. Replacement Information

        (A) Do you have any existing annuity or life insurance contracts?    / / Yes    / / No
        (B) List all personal and business life insurance and annuities.  If "none" so state.
            Company             Policy No.              Cost Basis Amount               Policy Issue Date


        (C) Will an exisiting annuity or insurance contract be replaced, or borrowed against due to this application?
            (If yes, circle which contract listed above are to be replaced and follow state regulations.)       / / Yes    / / No

15.  Owner's Acknowledgements
     / / I would like to receive a statement of additional information (SAI)

Annuities  and  insurance  products  are  not  insured  by the  Federal  Deposit
Insurance Corporation (FDIC), Federal Reserve Board, National Credit Union Association (NCUA), Natioanl Credit Union Share Insurance Fund (NCUSIF), or any other agency of the United States, ot the bank or credit union, or an affiliate of the bank or credit union. Annuities are not obligations of any bank. The financial institution does not gaurantee performance by the insurer issuing the annuity. Variable annuities involve investment risk, including potential loss of principal. Any benefits, values or payments based on performance of the segregated accounts may vary (increase or decrease) and are NOT guaranteed by our company, or any other insurance company, and are not guaranteed by the U.S. government or any state government. The owner bears all risk for amounts allocated to the variable potfolios. Variable annuities are not protected by the Securities Investor Protection Corporation (SIPC) as to the loss of the principal amount.

I/We have read the disclosure statement above.

Under penalties of perjury, I certify that:
1. The number shown on this form is my correct taxpayer identification number (or I am wating for a number to be issued to me) , and
2. I am not subject to backup withholdings because: (A) I am exempt from backup withholdings, or (B) I have not been notified by the Internal Revenue Service
   (IRS) that I am subject to backup withholdings as a result of a failure to report all interest or dividebds, or (C) the IRS has notified me that I am no longer subject to backup withholdins, and
3. I am a U.S. person (including U.S. Resident Alien).

A copy of this application signed by the agent will be the receipt for the first purchase payment. If the insurer declines this application, the insurer will have no liability except to return the first purchase payment.

I have read the above statements and represent that they are complete and true to the best of my knowledge and belief. I acknowledge receipt of a variable annuity prospectus. Any additions or corrections to this application are subject to my approval. By accepting the annuity issued, I confirm these modifications.

I have read the application fraud warning for my state in Section 13.

I/We understand that annuity payments or surrender values, when based upon the investment experience of a separate account, are variable and not guaranteed as to a fixed dollar amount. I understand that withdrawals made prior to the end of a guarantee period for the MVA fixed account may be subject to a Market Value Adjustement (MVA) which may be positive or negative.

The Internal  Revenue Service does not require your consent to any provisions of
this   document   other  than  the   certification   required  to  avoid  backup
withholdings.

Owner's Signature                       Joint Owner's Signature

Signed at: City, State                  Date

16. For Agent Use If no option Selected, the default will be Option B.

    Select      / / B-Share                     / / Product Name                 / / C-Share                / / L-Share
    Option          7-YR. SC                        8-YR. SC                         0-YR. SC                   3-YR. SC
                    / / Option A                   / / Option A                     / / Option B               / / Option B
                    / / Option B                   / / Option B                                                / / Option C
                    / / Option C                   / / Option C
                    / / Option D                   / / Option D

To the best of your knowledge, as Agent, does the owner have an exisiting annuity or life Insurance Contract?   / / Yes    / / No
Do you, as Agent, have any reason to believe the product applied for will replace existing annuities or insurance? / / Yes  / / No

Agent Signature                         Print Agent Name                        Agent #-%


Social Security Number                  License I.D. #                          Telephone


Additional Agent Signature              Print Addtional Agent Name              Agent #-%       Telephone

17. Transfer Authorization

/ / I authorize Lincoln Benefit Life Company ("LBL") to act upon the written or telephone instructions from the person named below to 1) change allocation of payments and deductions between and among the Variable
     Sub-accounts and Fixed Accounts; and 2) transfer amounts among the Variable Sub-accounts and Fixed Accounts. Neither LBL nor any person authorized by us will be responsible for any claim , loss, liability, or expense in connection with such transfer authorization if LBL, or its employees, act upon transfer instructions in good faith. To determine the proper identification of the person requesting the transfer, the authorized person will be required to provide their social security number or agent number.

Name and Relationship of Authorized Person:

Name                          Relationship             Social Security Number


Signature of Owner            Date

                                                                         VAA0310

                     Application for LBL Variable Annuities

Lincoln Benefit Life Company
MAIL:
P.O. Box 80469
Lincoln, NE 68501-0469
1-800-865-5237

1. Select       / /B-Share     / /Product Name        / /C-Share     / /L-Share
   Product         7-YR. SC       8-YR. SC               0-YR. SC       3-YR. SC

2. Select  Optional  Benefits

     Optional Benefits are subject to certain age and other restirctions. Additional charges may apply. May not be available in all states or with all products. Refer to the contract, riders and prospectus for more details.

   Living Benefit Rider Options
        Accumulation Benefit (AB)- Select Guarantee Option 1 or 2. Investment restrictions apply. For more information, please refer to the instruction page.

        / / Guarantee Option 1.

           Rider Period:_______ years (8-20 years)- Rider maturity date cannot exceed payout start date.

        / / Guarantee Option 2.

           Rider Period:_______ years (10-20 years)- Rider maturity date cannot exceed payout start date.

   Death Benefit Rider Options-Select all that apply:
   Available for owners, annuitant, and co-annuitant age 0-79.

           / / Maximum Anniversary Value
           / / Annual Increase
           / / Enhanced Earnings Death Benefit
           / / Spousal Protection Benefit (for IRA plans only)-Must complete
               Co-Annuitant information in Section 6.

3. Owner                         Name:                                           SS#/TIN:
   If no Annuitant is            Street Address (no PO Box or c/o)               Date of Birth:     Month       Day     Year
   specified in Section 6,       City           State           Zip              / / Male       / / Female
   the Owner will be             Mailing Address if different from above.        Phone #
   the Annuitant                 City           State           Zip

4. Owner Type                   / / Individual  / / Partnership         / / Charitable Remainder Trust  / / Minor
   All owner types may          / / Corporation/Association             / / Grantor Trust               / / Non Grantor Trust
   not be available for all     / / Tax Exempt/NonProfit Organization   / / Qualified Employer Plan     / / Custodial Account
   products

5. Joint Owner                   Name:                                           SS#/TIN:
   (For Non-Qualified            Street Address (no PO Box or c/o)               Date of Birth:     Month       Day     Year
   Situations Only)              City           State           Zip              / / Male       / / Female
                                 Relationship to Owner                           Phone #

6. Annuitant                     Name:                                           SS#/TIN:
   Complete only if              Street Address (no PO Box or c/o)               Date of Birth:     Month       Day     Year
   different from the            City           State           Zip              / / Male       / / Female
   Owner in Section 3.

   Co-Annuitant                  Name (must be spouse):                          SS#/TIN:
   Complete only if Spousal      Street Address (no PO Box or c/o)               Date of Birth:     Month       Day     Year
   Protection Benefit is         City           State           Zip              / / Male       / / Female
   selected in Section 2.
   (IRA plans only)

7. Benficiary (ies)              Primary Name:                  SS#:              Relationship to Owner:          Percentage:
   Spouse must be the            Address:                       City              State:                          Zip:
   sole primary beneficiary
   if the Spousal Protection     Primary Name:                  SS#:              Relationship to Owner:          Percentage:
   Benefit is selected in        Address:                       City              State:                          Zip:
   Section 2.
                                 Contingent Name(s):            SS#:              Relationship to Owner:          Percentage:
                                 Address:                       City              State:                          Zip:


8. Citizenship                   Are the Owner(s), Annuitant(s), and Beneficiary(ies) U.S. Citizens?    / / Yes  / / No
                                 If no, provide name, citizenship, and residency information for each.

9. Type of Plan                  / / Non-Qualified      / / Traditional IRA     / / SEP-IRA     / / Roth IRA    / / Simple IRA
   (Applying for)                / / TSA-403(b)         / / 401 (k)             / / 401 (a)     / / Other

                                 Tax Year for which IRA contribution is being made:

10a. Purchase Payment (Make check(s) payable to Lincoln Benefit Life Compnay)
     Cash with Appication $______  + Approx. 1035/Transfer $ _______ =Total Purchase Payment $ ________
     Source of Payment:         / / Initial     / / Tranfer     / / Rollover
     Planned Subsequent Payments: $             Billing Mode: / / Monthly (*PAM)    / / Quarterly   / / Semi-Annual    / / Annual
     *I authorize the Company to collect $_____, on the due date specified _____(mm/dd), by initiating electronic debit entries to my account.  An initial premium must be received before the program can commence.  ATTACH VOIDED CHECK.

      Signature of Authorized Account Owner:                                    Date:

10b. Allocation of Initial Purchase Payment
     Select D only or any combination of A, B, and C below.  If A, B, and/or C is chosen, percentages allocated among A,B, and/or C must be whole percentages and total 100%.
     A)/ /      %(0-100) of purchase payment allocated to the Variable Sub-account in Section 11.
     B)/ /      %(0-100) of purchase payment allocated to the DCA Account*.  Money will be  transfered in equally monthly installments out of the DCA Account to the Variable Sub-accounts in Section 11.  All money must be transfered out of the DCA Account by the end of the selected installment period.

                Select ONE:     / / Six-month DCA Account:Select monthly installments from 3-6 months:
                                / / Twelve-month DCA Account:Select monthly installments from 7-12 months:

     C)/ /      A portion of purchase payment allocated to the Guarantee Period Accounts*.  Not available if Accumulation Benefit was selected in Section 2.

                Portion to allocate to Guarantee Period Accounts**      / / 1-Year Guarantee Period     %
                                                                        / / 3-Year Guarantee Period     %
                                                                        / / 5-Year Guarantee Period     %
                                                                        / / 7-Year Guarantee Period     %
                                                                        / / 10-Year Guarantee Period    %

     D)/ /      Growback Strategy*-A portion of purchase payment allocated to the ______ (3,5,7, or 10) Year Guarantee Period
                Account** and the remainder allocated to the Variable Sub-accounts in Section 11.  The portion allocated to the
                Guarantee Period Account will grow to an amount equal to the initial purchase payment by the end of the guarantee period, assuming no withdrawals or transfers.  Not available if Accumultaion Benefit was selected in Section 2.

                This strategy may be terminated or modified at any time by the insurer (except in OR and WA) or the owner by providing written notice to the other party or, if investment option balances are inadequate, by executing the requested transfer.  In the unliekly event that another financial transaction request is received on the transfer date, the insurer may delay processing the scheduled transfer if enrolling in Systematic Withdrawals.

                *May not be available in all states or with all products.
                **The 1, 3, 5, 7, and 10-year Guarantee Period Accounts are subject to Market Value Adjustment (MVA).  MVA accounts are not standard fixed accounts and do not have a contractually guaranteed minimum interest rate.  See contract or prospectus for more details.  Guarantee Period Accounts may not be available with all products or in all states.
                MVA may not apply in all states.

11.  Investment Choices
     Complete this section to provide instructions for allocating your initial purchase payment to the Variable Sub-accounts.

     Allocations must be whole percentages and add up to 100% (excluding any portion of purchase payment allocated to Guarantee
     Period Accounts).

     If you are also selecting the Accumulation Benefit (see Section 2), your allocation options may be limited.  Please refer to the instruction page.


Class A                                                                 Class D
Money Market                                                            Global/International
   % PIMCO Money Market Portfolio-Administrative Shares                    % Fidelity VIP Overseas Portfolio-Service Class 2
                                                                           % Janus Aspen Series International Value Portfolio:
                                                                             Service Shares
Class B                                                                    % Oppenheimer Global Securities Fund/VA-Service Shares
   % Fidelity VIP Investment Grade Bond Portfolio-Service                  % Scudder VIT EAFE Equity Index Fund/VA-Class B
     Class 2
   % PIMCO Foreign Bond Portfolio-Administrative Shares                 Large Cap Growth
   % PIMCO Real Return Portfolio-Administrative Shares                     % AIM V.I. Premier Equity Fund-Series II
   % PIMCO Total Return Portfolio-Administrative Shares                    % Alger American Growth Portfolio-Class S
   % Van Kampen LIT Government Portfolio, Class II                         % Fidelity VIP Growth Portfolio-Service Class 2
High Yield Bond                                                            % T. Rowe Price Blue Chip Growth Portfolio-II
   % MFS High Income Series-Service Class                                  % Van Kampen UIF Equity Growth Portfolio, Class II
   % Salomon Brothers Variable High Yield Fund-ClassII                  Mid Cap (Growth)
Specialty                                                                  % AIM V.I. Capital Appreciation Fund-Series II
   % Van Kampen UIF U.S. Real Estate Portfolio, Class II                   % Alger American MidCap Growth Portfolio-Class S
                                                                           % Janus aspen Series Capital Appreciation Portfolio:
                                                                             Service Shares
Class C                                                                    % MFS Investors Growth Stock Series-Service Class
Balanced                                                                   % T. Rowe Price Mid-Cap Growth Portfolio-II
   % Fidelity VIP Asset Manager Portfolio-Servie Class 2                   % Van Kampen LIT Aggressive Growth Portfolio, Class II
   % Janus Aspen Series Balanced Portfolio:Service Shares               Multi Cap
   % LSA Balanced Fund                                                     % Alger American Leveraged AllCap Portfolio-Class S
   % MFS Total Return Series-Service Class                                 % Fidelity VIP Contrafund Portfolio-Service Class 2
Large Cap Blend                                                            % Salomon Brothers Variable All Cap Fund-Class II
   % Janus Aspen Series Risk-Managed Large Cap Core                     Small Cap
     Portfolio:Service Shares                                              % MFS New Discovery Series-Service Class
   % Scudder VIT Equity 500 Index Fund-Class B                             % NFJ Small Cap Value Portfolio
Large Cap Value                                                            % Oppenheimer Main Street Small Cap Fund/VA-Service
   % AIM V.I. Basic Value Fund-Series II                                     Shares
   % Fidelity VIP Equity-Income Portfolio-Service Class 2                  % Scudder VIT Small Cap Index Fund-Class B
   % MFS Investors Trust Series-Service Class                           Speciality
   % MFS Value Series-Service Class                                        % AIM V.I. Dent Demographic Trends Fund-Series II
   % PEA Renaissance Portfolio                                             % PEA Science and Technology Portfolio
   % Salomon Brothers Variable Investors Fund-Class II                     % Rydex Sector Rotation Fund
   % T. Rowe Price Equity Incoem Portfolio-II                              % Van Eck Worldwide Emerging Markets Fund
   % Van Kampen LIT Growth and Income Portfolio, Class II                  % Van Eck Worldwide Hard Assets Fund
Mid Cap (Value)
   % AIM V.I. Mid Cap Core Equity Fund-Series II                           % Total
   % Janus Aspen Series Mid Cap Value Portfolio:Service Shares
Speciality
   % Van Eck Worldwide Absolute Return Fund

12. Special Remarks:     (Attach seperate page if necessary.)

13. Fraud Warnings       The following states require the applicant to
                         acknowledge a fraud warning statement. Please refer to the fraud warning for your state.

Arkansas, District of Columbia, Kentucky, Louisiana, Maine, New Mexico, Ohio, Pennsylvania, Tennessee Anny person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing an materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crimeand subjects such person to criminal and civil penelties.

Arizina Upon your written request we will provide you within a reasonable period of time, reasonable, factual information regarding the benefits and provisions of the annuity contract for which you are applying. If for any reason you are not satisfied with the contract, you may return the contract within twenty days after you receive it. if the contract you are applying for is a variable annuity, you willreceive an amount equal to the sum of (i) the difference between the premiums paid and the amount allocated to any account under the contract and (ii) the Contract Value on the date the returned contract is received by our compnay or our agent.

Colorado It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Services.

Florida Any person who knowingly and with intent to injure, defraud, or deceive any insurer, files a statement of claim or an application containing any false, incomplete, or misleading inforamtion is guilty of a felony of the third degree.

New Jersey Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

14. Replacement Information

        (A) Do you have any existing annuity or life insurance contracts?    / / Yes    / / No
        (B) List all personal and business life insurance and annuities.  If "none" so state.
            Company             Policy No.              Cost Basis Amount               Policy Issue Date


        (C) Will an exisiting annuity or insurance contract be replaced, or borrowed against due to this application?
            (If yes, circle which contract listed above are to be replaced and follow state regulations.)       / / Yes    / / No

15.  Owner's Acknowledgements
     / / I would like to receive a statement of additional information (SAI)

Annuities  and  insurance  products  are  not  insured  by the  Federal  Deposit
Insurance Corporation (FDIC), Federal Reserve Board, National Credit Union Association (NCUA), Natioanl Credit Union Share Insurance Fund (NCUSIF), or any other agency of the United States, ot the bank or credit union, or an affiliate of the bank or credit union. Annuities are not obligations of any bank. The financial institution does not gaurantee performance by the insurer issuing the annuity. Variable annuities involve investment risk, including potential loss of principal. Any benefits, values or payments based on performance of the segregated accounts may vary (increase or decrease) and are NOT guaranteed by our company, or any other insurance company, and are not guaranteed by the U.S. government or any state government. The owner bears all risk for amounts allocated to the variable potfolios. Variable annuities are not protected by the Securities Investor Protection Corporation (SIPC) as to the loss of the principal amount.

I/We have read the disclosure statement above.

Under penalties of perjury, I certify that:
1. The number shown on this form is my correct taxpayer identification number (or I am wating for a number to be issued to me) , and
2. I am not subject to backup withholdings because: (A) I am exempt from backup withholdings, or (B) I have not been notified by the Internal Revenue Service
   (IRS) that I am subject to backup withholdings as a result of a failure to report all interest or dividebds, or (C) the IRS has notified me that I am no longer subject to backup withholdins, and
3. I am a U.S. person (including U.S. Resident Alien).

A copy of this application signed by the agent will be the receipt for the first purchase payment. If the insurer declines this application, the insurer will have no liability except to return the first purchase payment.

I have read the above statements and represent that they are complete and true to the best of my knowledge and belief. I acknowledge receipt of a variable annuity prospectus. Any additions or corrections to this application are subject to my approval. By accepting the annuity issued, I confirm these modifications.

I have read the application fraud warning for my state in Section 13.

I/We understand that annuity payments or surrender values, when based upon the investment experience of a separate account, are variable and not guaranteed as to a fixed dollar amount. I understand that withdrawals made prior to the end of a guarantee period for the MVA fixed account may be subject to a Market Value Adjustement (MVA) which may be positive or negative.

The Internal  Revenue Service does not require your consent to any provisions of
this   document   other  than  the   certification   required  to  avoid  backup
withholdings.

Owner's Signature                       Joint Owner's Signature

Signed at: City, State                  Date

16. For Agent Use If no option Selected, the default will be Option B.

    Select      / / B-Share                     / / Product Name                 / / C-Share                / / L-Share
    Option          7-YR. SC                        8-YR. SC                         0-YR. SC                   3-YR. SC
                    / / Option A                   / / Option A                     / / Option B               / / Option B
                    / / Option B                   / / Option B                                                / / Option C
                    / / Option C                   / / Option C
                    / / Option D                   / / Option D

To the best of your knowledge, as Agent, does the owner have an exisiting annuity or life Insurance Contract?   / / Yes    / / No
Do you, as Agent, have any reason to believe the product applied for will replace existing annuities or insurance? / / Yes  / / No

Agent Signature                         Print Agent Name                        Agent #-%


Social Security Number                  License I.D. #                          Telephone


Additional Agent Signature              Print Addtional Agent Name              Agent #-%       Telephone

17. Transfer Authorization

/ / I authorize Lincoln Benefit Life Company ("LBL") to act upon the written or telephone instructions from the person named below to 1) change allocation of payments and deductions between and among the Variable
     Sub-accounts and Fixed Accounts; and 2) transfer amounts among the Variable Sub-accounts and Fixed Accounts. Neither LBL nor any person authorized by us will be responsible for any claim , loss, liability, or expense in connection with such transfer authorization if LBL, or its employees, act upon transfer instructions in good faith. To determine the proper identification of the person requesting the transfer, the authorized person will be required to provide their social security number or agent number.

Name and Relationship of Authorized Person:

Name                          Relationship             Social Security Number


Signature of Owner            Date